Exhibit 99.1

MAKING WAVES YEAR END 2017 INVESTOR PRESENTATION NYSE American: CTO The Beach Parcel, Daytona Beach

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (I) provided in this presentation are found on Slide 45 2

WHY CTO CONSOLIDATED TOMOKA As of February 2, 2018 (unless otherwise noted) Discount to NAV Organic Capital Source Portfolio Quality Trading at Meaningful Discount to NAV Land Sales Provide Organic Source of Capital Faster Income Growth (vs Peers) Better Portfolio Balance/Diversification (vs Peers) Income Portfolio in Stronger Markets (vs Peers) Income Portfolio with Better Credit Tenants (vs Peers) More Disclosure of Property Info (vs Peers) Buying Back Shares & Increasing Dividends Equity Market Cap $ 365.8 million Debt (E) (1) $ 200.0 million Total Enterprise Value (‘TEV’) (E) $ 565.8 million Cash (including 1031 restricted cash) (1) $ 12.1 million Leverage (net debt to TEV) (E) 33.2% Annual Dividend (2) $0.24 Closing Price $65.50 52-Week High $67.58 52-Week Low $49.73 Shares Outstanding (1) 5.584 million Efficient Structure -14 Employees (1) As of December 31, 2017 (2) Based on Q1 2018 quarterly dividend declared (3) Includes non-binding term sheet for mitigation bank joint venture 3 Income Property Portfolio Properties 39 States 12 Land Holdings Acres (all in Daytona Beach, FL) ≈8,100 % of Acres Under Contract 74% Total Value of Contracts (3) $150.5 million (A)

TARGETED STRATEGY Doing What We Said We’d Do Since 2011 CONSOLIDATED TOMOKA CONVERT INTO INCOME Grow (primarily single-tenant office & retail), Improve, Enhance & Diversify MONETIZING LAND Using 1031 structure Efficient Overhead – Conservative Balance Sheet Returning Capital to Shareholders – Increasing Dividend, Buying Back Stock Commitment to Governance & Alignment of Management GROW NAV AND NARROW DISCOUNT BETWEEN STOCK PRICE AND NAV Monetizing land at prudent pace, converting to income, increasing free cash flow 4 Moving Toward Potential REIT Conversion

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land (1) Percentages based on values derived on NAV worksheet on Slide #31 39 Properties >2.1 million Sq. Ft. Retail and Office NOI $27.0 million (C) Subsurface Interests 460,000 Acres 2 Loans Avg. Yield 9.5% $11.9mm Principal 8,100 Acres  6,025 Acres (74%) (A) Under Contract/Term Sheet for $150.5 million (A) Avg. Price of $25k/acre % of Total Value of Asset Components (1) As of February 2, 2018 (unless otherwise noted) 5 Income Land Other LPGA International Golf Club 59% 7% 34%

ORGANIC SOURCE OF CAPITAL Self-Funding Capital Source for Growth CONSOLIDATED TOMOKA $89.1mm +/- Potential Proceeds @ ≈$42.9k per Acre (1)(A) $150.5mm (A) Potential Proceeds NOI MONETIZING 8,100 ACRES OF LAND ≈ 6,025 Acres (A) Under Contract or Term Sheet ≈ 2,075 Acres (Not Under Contract) $0 CONVERT INTO INCOME ≈ $26.0mm (3) ≈ $399.3mm Average estimated value per acre of notable available land parcels and other land holdings per Slide #31 Percentage of NOI from the income property portfolio NOI excludes interest cost associated with assumed leverage, which impacts net cash return ILLUSTRATIVE EXAMPLE This data is presented solely as an illustration and is not a forecast or prediction of any future results. While management believes that the illustration is not unreasonable, no representation is made that the indicated results are reasonably likely to occur. Actual results may differ quite materially from those presented. Potential to Nearly Double Current NOI (A)(2) Total Potential Value of Organic Capital Source ≈ 239.6mm Convert Land Value into NOI Assuming Investment Cap Rate of 6.5% and using Leverage of 40% Organically Derived NOI 6

’12 – ’17 CAGR 40.7% Total Revenues ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2012 – 2017 Operating Income Book Value Per Share Earnings Per Share (1) ($000’s) ’12 – ’17 CAGR 115.6% ’12 – ’17 CAGR 137.3% ’12 – ’17 CAGR 11.0% Consistent Growth in Key Metrics (1) Basic Earnings per Share 7 Impact of adjusting deferred tax liabilities and tax assets for new federal income tax rate of 21% $7.53 $32.98 $16,581 $26,070 $36,057 $42,998 $71,075 $91,412 $- $20,000 $40,000 $60,000 $80,000 $100,000 2012 2013 2014 2015 2016 2017 $864 $6,279 $12,593 $20,269 $37,320 $40,269 $- $10,000 $20,000 $30,000 $40,000 $50,000 2012 2013 2014 2015 2016 2017 $19.58 $20.53 $21.83 $22.81 $25.97 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2012 2013 2014 2015 2016 2017 $0.00 $2.00 $4.00 $6.00 $8.00 2012 2013 2014 2015 2016 2017 $0.10 $0.64 $1.11 $1.44 $2.86 $3.51 $4.02

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) 2011 –2017 Total Sales  $95.7mm Acres Sold  2,650 Dramatic Acceleration Monetizing Land (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, and $1.5mm for 2015, 2016 and 2017, respectively. (2) Does not include sale of subsurface interests for $2.1mm (3) Includes non-binding Term Sheet for $15mm investment for 70% of to-be-formed Mitigation Bank Joint Venture (3) (2) Annual Land Sales for 2011 – 2017(2) & Pipeline(A) as of 2/2/18 8 Total Pipeline: 6,025 Acres (A) (1) (1) (1) $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $83,400 $64,600 $2,500 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

PIPELINE OF POTENTAL LAND SALES[A]

As of February 2, 2018

15 DIFFERENT BUYERS

74% of Remaining Land

Contract/Parcel		Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
ICI Homes (SF)	1	1,016	$21.0mm	$21,000	'19
Minto (AR)	2	1,614	$26.5mm	$16,000	Q4 '18
Mitigation Bank (1)	3	2,492	$15.0mm	$6,000	Q2 '18
ICI (SF) – Option Parcel	4	146	$1.4mm	$10,000	Q4 '18
Residential (SF) (4)	5	200	$3.3mm	$17,000	Q4 '18 & '20
Commercial (RV)	6	164	$1.9mm	$12,000	'19
Auto Dealership	7	13	$2.0mm	$154,000	Q4 '18
Residential (MF) (3)	8	45	$5.2mm	$116,000	Q3 '18 & '20
O'Connor (2)	9	123	$29.3mm	$238,000	'18 – '19
Buc-ee's (2)	10	35	$14.0mm	$400,000	Q2 '18
North Amer. Dev Grp(5)	11	35	$14.4mm	$409,000	Q4 '18
VanTrust	12	26	$3.2mm	$124,000	Q4 '18 – '19
Commercial/Retail	13	8	$0.8mm	$98,000	Q4 '18
Commercial/Retail	14	6	$0.6mm	$104,000	Q4 '18
Specialty Grocer	15	9	$2.8mm	$310,000	Q3 '18
Commercial/Retail	16	22	$4.2mm	$210,000	Q4 '18 – '19
VanTrust	17	71	$5.0mm	$70,000	'19
Totals/Average		≈6,025	**≈$150.5mm**	**≈$25,000**	

SF –Single Family; AR –Age Restricted, MF – Multi-Family RV – Recreational Vehicle Park

Note: For footnotes #1 through #5 see slide 45

Total Acreage West of I-95
≈ 7,000 Acres

Total Acreage East of I-95
≈ 1,100 Acres



ORMOND BEACH
DAYTONA BEACH
TIGER BAY STATE FOREST
1
2
3
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5
6
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8
9
10
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40
95
92
4

Substantial Pipeline for Continued Growth to Income

CONSOLIDATED TOMOKA
9

LAND UNDER CONTRACT(A) CONSOLIDATED TOMOKA Total Acres (Remaining Under Contract) 35 Sales Price $14.4mm Price Per Acre $409,000 Expected Closing Q4 ‘18 Tomoka Town Center Big Box Retail Power Center 10 www.nadg.com/property/Tomoka-town-center

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 35 Sales Price $14.0mm (1) Price Per Acre $400,000 (1) Expected Closing Q2 ‘18 First Site Selected for Buc-ee’s Outside Texas 11 (1) Excludes value of mitigation credits to be provided by CTO for required permitting Expected start of construction Summer 2018 Williamson Crossing

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 123 Sales Price $29.3mm Price Per Acre $238,000 Expected Closing ‘18 - ‘19 Commercial/Retail 12 Williamson Crossing

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 9 Sales Price $2.8mm Price Per Acre $310,000 Expected Closing Q3 ‘18 Commercial/Retail National Grocer 13 Williamson Crossing

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 71 Sales Price $5.0mm Price Per Acre $70,000 Expected Closing ‘19 Distribution/Warehouse 400,000 SF Distribution Center 14

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 45 Sales Price $5.2mm Price Per Acre $116,000 Expected Closing Q3 ’18 & ’20 Multi-Family 15

ABSORPTION OF LAND WEST OF I-95(A) Largest Area of Land Holdings Parcel Use Acres $ Amount Amount per Acre Est. Timing 1 ICI 1,016 $21.0mm $21k ’19 2 Minto 1,614 $26.5mm $16k Q4 ’18 3 Mitigation Bank (1) 2,492 $15.0mm $6k Q2 ’18 4 ICI 146 $1.4mm $10k Q4 ’18 5 Residential 200 $3.3mm $17k Q4 ’18 & ‘20 CONSOLIDATED TOMOKA 1 2 3 4 5 (1) Under non-binding term sheet for third-party to acquire approximately 70% of a to-be-formed mitigation bank joint venture Near Term Absorption of Largest Tracts of Land 16

MITIGATION BANK OPPORTUNITY(A) Opportunity: Convert approx. 2,500 acres into wetland mitigation bank in Tiger Bay Basin serving eastern Volusia & southern Flagler Counties. Acres: 2,492 Potential JV Closing: Q2 2018 Est. Initial Credit Sales (1) : Q3 2018 Status: Non-binding term sheet signed for the sale of an approximately 70% interest in a to-be-formed mitigation bank joint venture for $15 million Potential for CTO to have obligation to buy mitigation credits from the mitigation bank CONSOLIDATED TOMOKA (1) Subject to federal and state permitting and amount of credits produced by the mitigation bank Mitigation Bank Joint Venture 17

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) 2011 – YTD 2017 Total Acquisitions  $360.2mm Annual Acquisitions for 2011 – 2017 and 2018 Guidance (H) Diversified Markets Higher Quality Properties (1) Mid-point of 2018 guidance range (H) (1) 18 $0 $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $100,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2011 2012 2013 2014 2015 2016 2017 2018 Guidance

PORTFOLIO HIGHLIGHTS As of February 2, 2018 Annual NOI (C) ≈$27.0mm CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time Square Feet >2.1mm 19 12 States Portfolio Mix 12 States 47% 53% Office Retail 67% 33% Single-Tenant Multi-Tenant

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA As of February 2, 2018 Total Properties Annualized NOI (1) (C) Total Square Feet (2) Weighted Average Lease Term Investment Grade Tenants Different Industries in Tenant Mix States Single Tenants >10% of NOI (C) 39 $27.0 >2.1 7.6 44% 16 12 1 Stronger Markets Stronger Credits (1) $ in millions (2) Square feet in millions 20 Raleigh 12.7% Portland 11.8% Orlando 9.7% Santa Clara 8.9% Jacksonville 7.3% Daytona Beach 7.0% Sarasota 5.8% Atlanta 4.7% Tampa 4.0% Phoenix 3.7% Fort Worth 3.4% Houston 3.4% Dallas 3.1% Reno 2.4% Seattle 2.1% Boston 1.7% Other 4.8%

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Raleigh, NC SQ. FEET: 450,393 TENANT: Wells Fargo CREDIT: A+ REMAINING TERM: 6.8 % of CTO NOI: 10.3% PURCHASE PRICE: $42.3 million PRICE/Sq. Ft. : $98 CAP RATE: 6.53% LOCATION: Hillsboro, OR SQ. FEET: 211,863 TENANT: Wells Fargo CREDIT: A+ REMAINING TERM: 8.0 % of CTO NOI: 11.8% PURCHASE PRICE: $39.8 million PRICE/Sq. Ft. : $188 CAP RATE: 7.95% Diversity & Balance Credit & Value LOCATION: Santa Clara, CA SQ. FEET: 75,841 TENANT: Adesto, Centrify CREDIT: NR REMAINING TERM (1) : 4.3 % of CTO NOI: 8.9% PURCHASE PRICE: $30.0 million PRICE/Sq. Ft. : $396 CAP RATE: 7.93% Single-Tenant Office Single-Tenant Office Multi-Tenant Office (Portland) Acquired in Q4 2017 (1) Weighted average lease term 21 Date Acquired: October 2017 As of December 31, 2017 Date Acquired: Oct 2017 Date Acquired: October 2016 Date Acquired: November 2015

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Jacksonville, FL SQ. FEET: 136,856 TENANT: Multiple CREDIT: NR REMAINING TERM (1): 3.9 % of CTO NOI: 7.3% PURCHASE PRICE: $25.1 million PRICE/Sq. Ft. : $183 CAP RATE: 7.76% Diversity & Balance Credit & Value LOCATION: Sarasota, FL SQ. FEET: 59,341 TENANT: Whole Foods + Others CREDIT: A+ REMAINING TERM (1) : 5.7 % of CTO NOI: 4.5% PURCHASE PRICE: $19.1 million PRICE/Sq. Ft. : $322 CAP RATE: 6.30% Multi-Tenant Office Single-Tenant Office Multi-Tenant Retail LOCATION: Orlando, FL SQ. FEET: 133,914 TENANT: Hilton Gr. Vacations CREDIT: BB+ REMAINING TERM: 8.9 % of CTO NOI: 5.9% PURCHASE PRICE: $14.6 million PRICE/Sq. Ft. : $109 CAP RATE: 10.76% (1) Weighted Average lease term 22 As of December 31, 2017 Date Acquired: July 2015 Date Acquired: October 2014 Date Acquired: January 2013

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Fort Worth, TX SQ. FEET: 136,185 TENANT: Albertsons & others CREDIT: B REMAINING TERM (1) : 4.4 % of CTO NOI: 3.4% PURCHASE PRICE: $15.3 million PRICE/Sq. Ft. : $112 CAP RATE: 6.02% Diversity & Balance Credit & Value LOCATION: Brandon, FL SQ. FEET: 45,000 TENANT: LA Fitness CREDIT: B+ REMAINING TERM: 14.3 % of CTO NOI: 3.2% PURCHASE PRICE: $12.7 million PRICE/Sq. Ft. : $282 CAP RATE: 6.70% Multi-Tenant Retail Single-Tenant Retail Single-Tenant Retail LOCATION: Katy, TX SQ. FEET: 131,644 TENANT: Lowe’s CREDIT: A- REMAINING TERM: 7.0 % of CTO NOI: 3.4% PURCHASE PRICE: $14.7 million PRICE/Sq. Ft. : $112 CAP RATE: 6.24% (Houston) (Tampa) (1) Weighted Average lease term As of December 31, 2017 23 Date Acquired: April 2014 Date Acquired: April 2017 Date Acquired: March 2017

OPPORTUNISTIC INVESTMENTS CONSOLIDATED TOMOKA Entitled for >1 million sq. ft. vertical development 6.04 acres Daytona Beach The Beach Parcel 2 Single-Tenant Net Lease Properties (restaurants) Total Investment at Completion: $17.7 million (H) Est. investment yield (for 2 restaurants properties): 7% - 11% unlevered (I) Opened January 27, 2018 Finding Value Creating Organic Returns Organic Income Growth in 2018 Rent Commencing: Q1 2018 24

OPPORTUNISTIC INVESTMENTS CONSOLIDATED TOMOKA Finding Value Creating Organic Returns Organic Income Growth for 2018 ≈112,000 sq. ft. situated on 14.35 acres Anchor Opened February 2017 Outparcel Total est. investment: $12.5 million Current 63.3% Leased (1) Near Term target 72% Cash flow positive in 2018 Est. renovations and tenant improvements(H) Initial Investment $3.1M $9.4M (H) Jr. Anchor The Grove at Winter Park Potential Yield at Stabilization of 70% occupancy: 8% - 10% unlevered (I) (1) As of December 31, 2017 25

Income Properties in Top 25 Markets Investment – Indicates ranking of acquisition capital into respective market Development – Indicates ranking of development capital into respective market Source: ‘2018 Emerging Trends in Real Estate’ publication by Urban Land Institute and PWC TARGET MARKET MAP Seattle Portland San Francisco Silicon Valley Los Angeles San Diego Phoenix Reno Salt Lake City Denver Dallas Austin Houston Nashville Atlanta NOI (C) from Properties in Top 25 Markets CONSOLIDATED TOMOKA Market Focus Targeting Long-Term Real Estate 25 74% 26 Rank CTO MSA Investment Development 1 Seattle, WA 2nd 1st 2 Austin, TX 3rd 2nd 3 Salt Lake City, UT 1st 10th 4 Raleigh/Durham, NC 4th 4th 5 Dallas/Ft. Worth, TX 6th 5th 6 Fort Lauderdale, FL 16th 3rd 7 Los Angeles, CA 8th 8th 8 San Jose, CA 11th 9th 9 Nashville, TN 5th 13th 10 Boston, MA 9th 14th 11 Miami, FL 18th 6th 12 Charlotte, NC 12th 16th 13 Portland, OR 7th 20th 14 Charleston, SC 17th 12th 15 Wash. DC/NO.VA 10th 21st 16 Orlando, FL 21st 11th 17 Atlanta, GA 15th 15th 18 San Antonio, TX 13th 18th 19 Tampa/St. Pete, FL 27th 7th 20 Oakland/E. Bay, CA 20th 19th 21 Orange County, CA 23rd 17th 22 Greenville, SC 19th 24th 23 Denver, CO 29th 22nd 24 Cincinnati, OH 25th 25th 25 Minneapolis/St. Paul, MN 14th 39th

ACQUISITION METHODOLOGY CONSOLIDATED TOMOKA INVESTMENT TARGET Real Estate Attributes Demo – graphics Land Value Market Comps Alternative Use Parking Access Visibility Traffic Counts Location Property Level Sales Credit- Worthiness Tenant Attributes Store Comparisons Rent Coverage Tenant’s Market Presence Rent Relative To Market Space vs Tenant Standards Corporate Considerations Cap Ex Requirements Strategic Fit Consistency w/Market Focus Align w/1031 Execution Property Management Need Return Expectations Market Conditions Tenant Industry Local & National Economy Job & Population Growth Cap Rate Trends Legislative Risks Overall Capital Markets Disciplined Approach Focused on Fundamentals 27

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Better Real Estate Better Credit BB- 5.3% B- 4.3% B+ 3.8% B+ 3.5% NR 3.4% BBB 6.7% BBB 5.3% BBB 4.0% B+ 4.1% BB+ 3.6% B+ 2.4% NR 2.1% NR 2.0% NR 1.9% NR 3.1% A 22.1% BB+ 5.9% A+ 4.5% A- 3.4% B+ 3.2% BBB 3.3% BB+ 3.3% BBB 3.1% BBB 2.8% B- 7.0% 7.6 9.6 10.5 11.4 9.5 14.0 33.2% (2) 28.7% 24.9% 34.8% 50.1% 34.7% 69%/31% 5%/80%/15% 0%/100%/0% 0%/100%/0% 20%/64%/16% 0%/87%/13% Stock Price vs FBR NAV Discount -27.2% Premium 8.5% Premium 2.3% Discount -7.1% Discount -19.5% Discount -0.2% (1) Avg. Lease Term Leverage Level Office/Retail/Other BBB 8.8% AA 3.9% B+ 3.4% A- 2.9% BBB+ 2.5% 28 Source of Peer Info: B Riley FBR as of February 5, 2018 report CTO income property info as of February 2, 2018 As of December 31, 2017

HOW CTO’S PORTFOLIO STACKS UP Three Mile Population(1) Implied Cap Rate(2) 3-Mile Median Household Income(1) CONSOLIDATED TOMOKA 3-Mile Avg. Household Income(1) Stronger Demographics Higher Density Source of Peer Demographic Info: B. Riley FBR CTO info as of February 2, 2018 Peer cap rates as of February 5, 2018 report of B Riley FBR 29 96,638 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 120,000 CTO NNN O ADC VER STOR 6.2% 5.6% 5.9% 7.5% 6.7% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $72,551 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $90,322 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

CTO’S SHAREHOLDER RETURN VS PEERS CONSOLIDATED TOMOKA Outperforming Peers 30 18.6% 1.1% 0.9% -8.3% -12.3% -12.7% -17.1% CTO ADC STOR NNN VER O LXP Source: Bloomberg 1 Year Return (based on hypothetical investment of $100) Vs. Triple-Net REIT Peer Group (2/6/2017– 2/6/2018) -17.8% EPR

NAV WORKSHEET [A][F][I]

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [A]		Value Range	
Income Properties @ 6.5% Cap Rate [F]	Cap Rate on NOI [1][5]						$ 404,200,000
The Grove at Winter Park	Book Value (Including CIP) [3]						$ 11,500,000
Land Pipeline	Pipeline Amount [2][A]	6,025	74%				$ 150,500,000
Commercial Loans	Book Value [3]						$ 12,000,000
Subsurface Interests	Estimated Value [A]						$ 15,000,000
Mitigation & Impact Fee Credits	Book Value [3]						$ 1,100,000
Golf Asset (690 acres of land, 39 golf holes)	Book Value [3]						$ 5,100,000
Cash + 1031 Restricted Cash	Book Value [3]						$ 12,100,000
Total Value of Assets included in NAV							**$ 611,500,000**
Less: Debt and Other Liabilities							
Debt	Face Value [3][E]						$ (200,000,000)
Other Liabilities (Excluding Def. Tax Liability) [4]	Book Value						$ (14,100,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 397,400,000**	**$ 397,400,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Industrial Parcel West of I-95	Estimated Value	850		$ 30,000	$ 50,000	$ 25,500,000	$ 42,500,000
North of LPGA Blvd. East of I-95	Estimated Value	80		$ 150,000	$ 225,000	$ 12,000,000	$ 18,000,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	187		$ 50,000	$ 70,000	$ 9,400,000	$ 13,100,000
Williamson Crossing	Estimated Value	23		$ 200,000	$ 210,000	$ 4,600,000	$ 4,800,000
SW Corner - Clyde Morris & LPGA Blvd.	Estimated Value	13		$ 150,000	$ 175,000	$ 2,000,000	$ 2,300,000
Across from Florida Hospital	Estimated Value	26		$ 175,000	$ 225,000	$ 4,600,000	$ 5,900,000
Hand Avenue - East of Williamson	Estimated Value	13		$ 145,000	$ 215,000	$ 1,900,000	$ 2,800,000
Range of Value Estimates - Notable Available Land Parcels		1,192	15%			**$ 60,000,000**	**$ 89,400,000**
Subtotal of NAV Components						**$ 457,400,000**	**$ 486,800,000**
Other Land Holdings		883	11%	$ 7,500	$ 25,000	$ 6,600,000	$ 22,100,000
Total Land Holdings		8,100					
Net Value of NAV Components						**$ 464,000,000**	**$ 508,900,000**
Current Equity Market Cap @ February 2, 2018							**$ 365,773,943**

(1) Cap Rate on NOI [C]
(2) Contract and non-binding term sheet amounts As of February 2, 2018
(3) As of December 31, 2017
(4) Excludes intangible lease liabilities
(5) Excludes NOI for Grove at Winter Park

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA
31

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA 65% of Debt at Fixed rate ≈73% Unsecured Weighted Average Rate <4.00% Average Duration 5.1 years As of December 31, 2017 unless otherwise noted Debt Schedule ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $130 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-200 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $60.0 $70.0 3.31% 3.7 Convertible Notes (2) $75.0 4.50% 2.2 CMBS Loan (4) $30.0 4.33% 16.8 Mortgage Loan (5) $25.0 3.17% 3.3 Totals/Average $60.0 $200.0 3.89% 5.1 Liquidity & Flexibility Attractive Rates Largely Unsecured Pro Forma Borrowing base capacity is presented pro forma as of February 2, 2018 to reflect increased commitment to total of $130mm utilizing accordion feature 32 Pro Forma $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $6,559 $5,575 $60,000 Available Credit Capacity 1031 Restricted Cash Unrestricted Cash

Returning Capital to Shareholders (B)(D) CONSOLIDATED TOMOKA Cumulative Shares Purchased Cumulative From 2012 Through 2017 Buybacks per Year $ Amount # of Shares 2012 $453,654 14,634 2013 $- - 2014 $927,913 25,836 2015 $6,484,844 119,403 2016 $7,431,896 151,453 2017 $7,209,454 135,329 Total $22,507,761 446,655 Cumulative $ Repurchased Average Price/Share $50.39 Opportunistic Repurchases Accretive to NAV 33 $453,654 $453,654 $1,381,567 $7,866,411 $15,298,307 $22,507,761 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 2012 2013 2014 2015 2016 2017

2018 Guidance CONSOLIDATED TOMOKA Sustain Momentum Recycling Capital Growing NAV 34 2018 Guidance Earnings Per Share (Basic) (1) (2) $7.25 - $8.25 Acquisition of Income-Producing Assets $80mm - $120mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% Disposition of Income Properties $6mm - $18 mm Target Disposition Yield 7.50% - 8.50% Land Transactions (Sales Value) $55mm - $75mm Leverage Target (as % of Total Enterprise Value) < 40% of TEV Heavily dependent upon closing of land transactions – particularly Buc-ee’s, Minto, and Mitigation Bank Excludes earnings impact of income property dispositions which, at above the mid-point of our guidance for dispositions could exceed $0.50 per share, net of tax

APPENDIX As of February 2, 2018

Tenant/Building	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI
Wells Fargo	Hillsboro, OR	Office	211,863	8.0	11.8%
Wells Fargo	Raleigh, NC	Office	450,393	6.8	10.3%
Hilton Grand Vacations [1]	Orlando, FL	Office	133,914	8.9	5.9%
Lowe's	Katy, TX	Retail	131,644	9.1	3.4%
LA Fitness	Brandon, FL	Retail	45,000	14.3	3.2%
Harris Teeter	Charlotte, NC	Retail	45,089	10.3	2.7%
CVS	Dallas, TX	Retail	10,340	24.1	2.6%
Reno Riverside	Reno, NV	Retail	52,474	1.9	2.4%
Container Store	Phoenix, AZ	Retail	23,329	12.2	2.4%
At Home	Raleigh, NC	Retail	116,334	11.7	2.4%
Rite Aid	Renton, WA	Retail	16,280	8.6	2.1%
Landshark Bar & Grill	Daytona Beach, FL	Retail	6,264	15.0	1.9%
Dick's Sporting Goods	McDonough, GA	Retail	46,315	6.1	1.8%
Jo-Ann Fabric	Saugus, MA	Retail	22,500	11.1	1.7%
Best Buy	McDonough, GA	Retail	30,038	3.1	1.6%
Barnes & Noble	Daytona Beach, FL	Retail	28,000	1.1	1.1%
Big Lots	Glendale, AZ	Retail	34,512	5.1	1.4%
Walgreens	Alpharetta, GA	Retail	15,120	7.8	1.4%
Cocina214	Daytona Beach, FL	Retail	5,780	15.0	1.3%
Big Lots	Germantown, MD	Retail	25,589	6.1	1.3%
Walgreens	Clermont, FL	Retail	13,650	11.3	1.2%
Bank of America	Monterey, CA	Retail	32,692	2.9	1.1%
Staples	Sarasota, FL	Retail	18,120	4.1	1.3%
Outback	Charlottesville, VA	Retail	7,216	13.8	1.1%
Outback	Charlotte, NC	Retail	6,297	13.8	0.8%
Outback	Austin, TX	Retail	6,176	13.8	0.7%
Carrabas	Austin, TX	Retail	6,528	13.8	0.6%
Total Single Tenant			**1,541,457**	**9.2**	**69.3%**

(1) Two properties

100% Leased **Single-Tenant Income Property Portfolio** 100% Occupied

CONSOLIDATED TOMOKA 35

CONSOLIDATED TOMOKA Income Property Portfolio (1) Two properties APPENDIX 36 Multi-Tenant (C) As of February 2, 2018 (1) Tenant/Building Location Property Type Rentable Square Feet Remaining Lease Term % of NOI % Occupancy 3600 Peterson Santa Clara, CA Office 75,841 4.2 8.9% 100.0% 245 Riverside Ave Jacksonville, FL Office 136,856 3.9 7.3% 94.0% Whole Foods Centre Sarasota, FL Retail 59,341 5.6 4.5% 100.0% Westcliff Shopping Center Ft. Worth, TX Retail 136,185 4.4 3.4% 96.0% Concierge Office Daytona Beach, FL Office 22,012 1.6 1.3% 100.0% Mason Commerce Center Daytona Beach, FL Office 30,720 3.7 1.2% 100.0% Fuzzy's/World of Beer Brandon, FL Office 6,715 6.8 0.9% 100.0% 7-11/Dallas Pharmacy Dallas, TX Retail 4,685 6.8 0.5% 100.0% The Grove Winter Park, FL Retail 112,292 N/A 2.7% 63.0% Williamson Business Park Daytona Beach, FL Office 15,360 6.6 0.2% 100.0% Total - Multi-Tenant 600,007 4.0 30.7%

APPENDIX CONSOLIDATED TOMOKA The Map 37

APPENDIX CONSOLIDATED TOMOKA Intersection of Economic Development Intersection of I-95 and LPGA Boulevard Under Construction Under Construction Under Construction Under Construction 38

APPENDIX CONSOLIDATED TOMOKA 300 Home Deliveries per Year Starting Q2 2018 Active Adult Community – 1st Phase: 3,400 homes Development in Progress on Land Sold by CTO 39

APPENDIX CONSOLIDATED TOMOKA North American – Tomoka Town Center ≈400,000 Square Foot Retail Power Center Development in Progress on Land Sold by CTO 40

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 41 Projected development costs $39 million Final Site Approval expected Feb ’18 Construction start date Spring ‘18 Opening expected Q2 2019 Tomoka Pointe

APPENDIX CONSOLIDATED TOMOKA Opening Q1 2018 ≈400,000 Square Foot Distribution Center Development in Progress on Land Sold by CTO 42

APPENDIX CONSOLIDATED TOMOKA Homes Deliveries Starting in 2018 Single-Family Residential Community – 1,000+ homes Development in Progress on Land Sold by CTO 43

APPENDIX CONSOLIDATED TOMOKA Honda Dealership Adjacent to CarMax Development in Progress on Land Sold by CTO 44

END NOTES CONSOLIDATED TOMOKA End note references utilized in this presentation Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract or subject to a non-binding term sheet, the likelihood that such transactions will close or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of December 31, 2017 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ended December 31, 2017, excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation plus annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of December 31, 2017. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the amount of our total investment or the timing of such investment. There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments. Footnotes for Slide #9 The amount for the Mitigation Bank represents the amount set forth in the term sheet for the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Land sales transactions which require the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or potentially up to 5% - 10% of the contract amount noted. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million. The acres and amount include the buyer’s option to acquire 71 acres for approximately $574,000, in addition to the base contract of 129 acres for approximately $2.75 million. Includes, pursuant to contract, reimbursement of infrastructure costs incurred by CTO plus interest through December 31, 2017. 45

MAKING WAVES Consolidated-Tomoka Land Co. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE American: CTO Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Contact Us For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. YEAR END 2017 INVESTOR PRESENTATION NYSE American: CTO